Common and preferred shares and other equity instruments - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Oct. 31, 2020	Oct. 31, 2019
Disclosure of Basel III captial disclosure [line items]
CET1 capital	$ 30,876	$ 27,707
Tier 1 capital	34,775	30,851
Total capital	40,969	35,854
Total RWA	$ 254,871	$ 239,863
CET1 ratio	12.10%	11.60%
Tier 1 capital ratio	13.60%	12.90%
Total capital ratio	16.10%	15.00%
Leverage ratio exposure	$ 741,760	$ 714,343
Leverage ratio	4.70%	4.30%